SECURITIES AND EXCHANGE COMMISSION
                     Washington, D. C. 20549



                            FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                         March 16, 1994



                      THE PITTSTON COMPANY

     (Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




100 First Stamford Place
P. O. Box 120070
Stamford, Connecticut                        06912-0070
(Address of principal                        (Zip Code)
executive offices)



                          (203)978-5200
      (Registrant's telephone number, including area code)

Item 5.  Other Events


          The Pittston Company ("Pittston") has announced that it will redeem all outstanding 9.20% Convertible
Subordinated Debentures Due July 1, 2004 on April 15, 1994.
The terms of the redemption are described in Pittston's
Notice to Debentureholders and press release, each dated
March 16, 1994, and filed as exhibits to this report and incorporated herein by reference.



                          EXHIBITS

Notice to Debentureholders dated March 16, 1994.

Registrant's press release dated March 16, 1994.



                          SIGNATURE

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE PITTSTON COMPANY
                                  (Registrant)


                                      J. B. Hartough
                              By _________________________
                                      Vice President


Date:  March 16, 1994

                            EXHIBITS




Exhibits       Description



  99           Notice to Debentureholders
               dated March 16, 1994.

  99           Registrant's press release
               dated March 16, 1994.

                                                       Exhibit 99

                      THE PITTSTON COMPANY
   9.20% CONVERTIBLE SUBORDINATED DEBENTURES DUE JULY 1, 2004
                       CUSIP No. 725701AB2
                      NOTICE OF REDEMPTION

          Conversion Rights Expire at 5:00 P.M., E.T.,
                        on April 5, 1994

NOTICE IS HEREBY GIVEN that, pursuant to the redemption provisions of the Indenture, dated as of February 1, 1979 between The Pittston Company (the "Company"), and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Trustee, the Company has elected to redeem, and will redeem on April 15, 1994 (the "Redemption Date"), all of the Company's outstanding 9.20% Convertible Subordinated Debentures Due July 1, 2004 (the "Debentures"), at a total redemption price of $105.42 for each $100 principal amount of Debentures (the "Redemption Price"). Such amount represents, for each $100 principal amount of Debentures, 102.76% of such Debenture's principal amount, or $102.76, plus accrued interest to the Redemption Date in the amount of $2.66. The Redemption Price will become payable on the Redemption Date and will be made upon presentation and surrender of the Debentures at the office of Morgan Guaranty Trust Company of New York at the address set forth below. On and after the Redemption Date, interest on the Debentures will cease to accrue.

The Debentures will no longer be deemed outstanding after the Redemption Date and all rights with respect thereto, other than the right of holders to receive the Redemption Price, will cease after the Redemption Date.

Holders of Debentures have, as alternatives to redemption, the right to sell Debentures through usual brokerage facilities and the following further right:

CONVERSION OF DEBENTURES INTO COMMON STOCK

The Debentures are presently convertible at the conversion rate of two shares of Pittston Services Group Common Stock, par value $1.00 per share ("Services Stock"), and two-fifths of one share of Pittston Minerals Group Common Stock, par value $1.00 per share ("Minerals Stock" and together with the Services Stock, the "Common Stock"), for each $100 principal amount of Debentures. No fractional shares of Common Stock will be issued upon conversion of the Debentures and cash will be paid in lieu thereof. In addition, any Debentures surrendered for conversion will not be entitled to interest accrued but unpaid to the date of conversion. The right to convert Debentures into Common Stock will terminate at the close of business on April 5, 1994. Until such time, holders of Debentures have the right to so convert their Debentures, by delivery of the Debentures to the address specified below, accompanied by duly executed written notice, stating that the holder elects to convert such Debentures and the name(s) (with address) in which the stock certificates are to be issued.

Each conversion shall be deemed to have been effected immediately prior to 5:00 p.m., E.T., on the date on which a Debenture shall have been surrendered and written notice of conversion sufficiently completed shall have been received by Morgan Guaranty Trust Company of New York as conversion and redemption agent (the "Agent") at the address specified below together with appropriate documentation. At such time the rights of the holder of such Debenture as such a holder will cease. The person in whose name any certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the record holder(s) on that date of the shares represented thereby.


ADDRESS FOR DELIVERY

To surrender Debentures for redemption or conversion, you must deliver your certificates representing the Debentures to the Agent at the address indicated below:

                   For Hand and Mail Delivery:

            Morgan Guaranty Trust Company of New York
                   Corporate Trust Operations
                      Tellers and Mail Unit
                        55 Exchange Place
                           Basement A
                     New York, NY 10260-0023


The method of delivery of the Debentures to Morgan Guaranty Trust Company of New York is at the option and risk of the holder, but if mail is used, registered mail with return receipt is suggested. Care must be taken that any mailed documents are received on or prior to the applicable date discussed above.


SUMMARY OF ALTERNATIVES

This Notice is not intended as a solicitation or as advice either to convert or sell your Debentures. However, in summary, you have the following three alternatives:

     a. To surrender your Debentures to the Agent, at the address set forth above with written instructions and an executed Form W-9, for redemption at the Redemption Price of $105.42 for each $100 principal amount of Debentures; or


     b. To convert your Debentures prior to 5:00 p.m., E.T. on April 5, 1994 into two shares of Services Stock and two-fifths of one share of Minerals Stock (with cash paid in lieu of fractional shares) for each $100 principal amount of Debentures; or


     c. To sell your Debentures through brokers to others. Holders of Debentures should consult their own brokers as to this procedure.


After April 5, 1994, your only right will be to surrender your Debentures for redemption at the price of $102.76 plus accrued interest of $2.66 to the Redemption Date, for each $100 principal amount of Debentures. Interest on the Debentures will not accrue on or after the Redemption Date.


Based on the last sale prices of the Services Stock and Minerals Stock on March 14, 1994 of $28 1/4 and $ 21 5/8 per share respectively, a holder converting Debentures on that date would have received, for each $100 principal amount of Debentures converted, Services Stock and Minerals Stock together with cash in lieu of fractional equivalent shares, having an aggregate market price of $65.15. SO LONG AS THE COMBINED MARKET PRICE OF TWO SHARES OF SERVICES STOCK AND TWO-FIFTHS OF ONE SHARE OF MINERALS STOCKS REMAINS BELOW $105.42, THE AGGREGATE MARKET PRICE OF THE SHARES OF COMMON STOCK AND CASH IN LIEU OF FRACTIONAL SHARES INTO WHICH THE DEBENTURES ARE CONVERTIBLE WILL BE LESS THAN THE AMOUNT OF CASH RECEIVABLE UPON REDEMPTION. It should be noted, however, that the price of the Services Stock and Minerals Stock received upon conversion will fluctuate in the market both prior and subsequent to conversion, and no assurance can be given concerning the market price of the Services Stock and Minerals Stock. In addition, a holder of Common Stock may incur various expenses of sale if such Services Stock and Minerals Stock are sold in the market.

CERTAIN FEDERAL TAX CONSEQUENCES

The following summary is a general discussion of certain Federal income tax consequences relevant to the redemption or conversion of the Debentures held by United States citizens and resident individuals, domestic corporations and other persons and entities subject to Federal income tax with respect to the Debentures on a net income basis. The summary relates only to Debentures, or Common Stock received on conversion thereof, that are held as capital assets.

INVESTORS SHOULD CONSULT THEIR OWN ADVISORS CONCERNING THE TAX CONSEQUENCES OF THE REDEMPTION OR CONVERSION OF THE DEBENTURES.

Redemption of Debentures A holder of a Debenture generally will recognize gain or loss on the redemption of a Debenture in an amount equal to the difference between the cash received (exclusive of any amount received for accrued interest) and the holder's adjusted tax basis in the Debenture. Such gain or loss will be capital gain or loss, except in the case of Debentures acquired after April 30, 1993 to the extent of any accrued market discount (as defined in section 1278 of the Internal Revenue Code of 1986, as amended ("Code")), and will be long-term capital gain or loss if the Debenture has been held for more than one year at the time of the redemption. A holder who acquired a Debenture at a market discount after April 30, 1993 will be required to treat gain recognized on the redemption of the Debenture as ordinary income to the extent of any accrued market discount, subject to a de minimis exception.

Conversion of Debentures A holder of Debentures generally will not recognize gain or loss on conversion of the Debentures into Common Stock, except as discussed below.

A holder receiving cash in lieu of a fractional share of Common Stock will generally recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the basis in the converted Debenture allocable to the fractional share.

Any accrued market discount on a Debenture acquired after April 30, 1993 that is converted should be carried over to the Services Stock and Minerals Stock received and treated as ordinary income on disposition of such Services Stock and Minerals Stock.

BACKUP WITHHOLDING TAX

The Code requires us to withhold 31% of any redemption proceeds (including premium, if any, and accrued interest) made to holders who fail to provide us with, and certify under penalty of perjury, a correct taxpayer identification number (employer identification number or social security number, as appropriate) on or before the date the securities are presented for payment. Those holders who are required to provide their correct taxpayer identification number on Internal Revenue Service Form W-9 and who fail to do so may also be subject to a penalty of $50.

THE FOREGOING DISCUSSION DOES NOT CONSIDER THE FACTS AND CIRCUMSTANCES OF ANY PARTICULAR INVESTOR. INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE APPLICATION AND EFFECT OF OTHER FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES AFFECTING THE REDEMPTION OR CONVERSION OF THE DEBENTURES, AS WELL AS FEDERAL, STATE, LOCAL, OR FOREIGN TAX CONSEQUENCES RESULTING FROM THE OWNERHIP OR SALE OF COMMON STOCK FOLLOWING CONVERSION.

                                   The Pittston Company
Dated March 16, 1994
                                             Exhibit 99
The Pittston Company
100 First Stamford Place
Stamford, CT 06912-0070
Tel 203-978-5200
Fax 203-978-5315
Contact:  Investor Relations 203-978-5308

PRESS RELEASE

                                            Immediate Release
                                            March 16, 1994




                      The Pittston Company

     Announces Redemption of 9.20% Convertible Subordinated

                   Debentures Due July 1, 2004



Stamford, CT - March 16, 1994. The Pittston Company announced today that it will redeem all outstanding 9.20% Convertible Subordinated Debentures due July 1, 2004 (the "Debentures") on April 15, 1994. The principal amount outstanding is approxi-mately $27.8 million. A total redemption price of $105.42 for each $100 principal amount of Debentures will be paid on such date. The redemption amount represents, for each $100 principal amount of the Debentures, 102.76% of the principal amount of the Debentures, or $102.76, plus accrued interest to the redemption date in the amount of $2.66.

The Debentures may immediately be converted at the option of holders into two shares of Pittston Services Group Common Stock ("Services Stock") and two-fifths of one share of Pittston Minerals Group Common Stock ("Minerals Stock" and together with the Services Stock, the "Common Stock"), for each $100 principal amount of Debentures. No fractional shares of Common Stock will be issued upon conversion of the Debentures and cash will be paid in lieu thereof. The right to convert Debentures into Common Stock will terminate at the close of business on April 5, 1994.

To surrender Debentures for redemption or conversion, holders must deliver certificates to Morgan Guaranty Trust Company of New
York at the address indicated below:

            Morgan Guaranty Trust Company of New York
                   Corporate Trust Operations
                      Tellers and Mail Unit
                        55 Exchange Place
                           Basement A
                     New York, NY 10260-0023

Individual holders will receive in the mail additional information concerning the redemption from Morgan Guaranty Trust
Company of New York.

                            * * * * *

Pittston Minerals Group Common Stock (NYSE - PZM) and Pittston Services Group Common Stock (NYSE - PZS) represent the two classes of common stock of The Pittston Company, a diversified firm with interests in coal and gold mining, security services through Brink's, Incorporated and Brink's Home Security, Inc. and airfreight and logistics management services through Burlington Air Express Inc.